UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 25, 2015
(Date of earliest event reported)

CSAIL 2015-C4 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc.
Benefit Street Partners CRE Finance LLC Walker & Dunlop Commercial Property Funding I CS, LLC The Bancorp Bank
MC-Five Mile Commercial Mortgage Finance LLC

(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-206703-01	13-3220910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11 Madison Avenue
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 25, 2015, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2015-C4 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C4 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D and Class E Certificates (the “Public Certificates”), having an aggregate initial principal amount of $864,468,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Mischler Financial Group, Inc. (“Mischler”) and Drexel Hamilton, LLC (“Drexel” and, collectively with Credit Suisse and Mischler, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 18, 2015, among the Registrant, Credit Suisse, Mischler, Drexel and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 25, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $864,468,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $5,100,000, were approximately $946,669,399. Of the expenses paid by the Registrant, approximately $728,762 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, $878,762 in the form of fees were paid to the Underwriters, $166,302 were paid to or for the Underwriters and $4,800,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206703) was originally declared effective on September 25, 2015.

On November 25, 2015, the Registrant sold the Class X-D, Class X-F, Class X-G, Class X-NR, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $75,171,786, to Credit Suisse and Wells Fargo Securities, LLC (“WFS” and, collectively with Credit Suisse, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated November 18, 2015, among the Depositor, Credit Suisse and WFS. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified as “Arizona Grand Resort & Spa” on Exhibit B to the Pooling and Servicing Agreement (the “Arizona Grand Resort & Spa Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Arizona Grand Resort & Spa Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Arizona Grand Resort & Spa Loan Combination is being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2015 (the “CSAIL 2015-C3 Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital

Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor, an executed version of which is attached as Exhibit 4.2, and (2) the Arizona Grand Resort & Spa Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.3.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2015-C4 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 87 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 101 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and BSP, (iii) from Walker & Dunlop Commercial Property Funding I CS, LLC (“WDCPF I CS”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.3, among the Registrant, WDCPF I CS and Walker & Dunlop Commercial Property Funding, LLC, (iv) from The Bancorp Bank (“Bancorp”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant and Bancorp, and (v) from MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and MC-Five Mile.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated November 18, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Mischler Financial Group, Inc., Drexel Hamilton, LLC, as underwriters, and Column Financial, Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.3	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 25, 2015.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 25, 2015 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Column Financial, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, among Walker & Dunlop Commercial Property Funding I CS, LLC, as seller, Walker & Dunlop

Commercial Property Funding, LLC and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between The Bancorp Bank, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2015	CREDIT SUISSE FIRST BOSTON
MORTGAGE SECURITIES CORP.

By: /s/ Charles Y. Lee
Name: Charles Y. Lee
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated November 18, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Mischler Financial Group, Inc., Drexel Hamilton, LLC, as underwriters, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.	(E)
4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.	(E)
4.3	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 25, 2015.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 25, 2015 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Column Financial, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, among Walker & Dunlop Commercial Property Funding I CS, LLC, as seller, Walker & Dunlop Commercial Property Funding, LLC and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between The Bancorp Bank, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)